Exhibit 10.1

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 5 TO
AMENDED AND RESTATED
WALMART MONEYCARD PROGRAM AGREEMENT

This Amendment No. 5 to the Amended and Restated Walmart MoneyCard Program Agreement ("Amendment") is made as of March 8, 2018 ("Amendment Effective Date") by and among Walmart Inc. (f/k/a Wal-Mart Stores, Inc.), a Delaware corporation, Wal-Mart Stores Texas LLC, a Delaware limited liability company, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores Arkansas, LLC, an Arkansas limited liability company, Wal-Mart Stores East, LP, a Delaware limited partnership and Wal-Mart Puerto Rico, Inc., a Puerto Rico corporation (each of the foregoing entities, individually and collectively, "Retailer"), (2) Green Dot Corporation ("GDC" or “Green Dot"), a Delaware corporation, and (3) Green Dot Bank, a Utah chartered Fed member bank and wholly owned subsidiary of GDC ("Bank"). Each of the foregoing parties is sometimes referred to herein as "Party,'' and collectively they are referred to as the “Parties.”

WHEREAS, Retailer, Green Dot and Bank are party to that certain Amended and Restated Walmart MoneyCard Program Agreement, dated as of May 1, 2015 (as amended, "Agreement");

WHEREAS, pursuant to the Agreement, Retailer markets and sells the Walmart MoneyCard prepaid card issued by Bank and serviced by Green Dot (the "MoneyCard");

WHEREAS, pursuant to the Agreement, the Parties agreed that the MoneyCard would not be available for sale at Stores located in the Commonwealth of Puerto Rico; and

WHEREAS, the Parties desire to amend the Agreement to allow for the distribution of the MoneyCard within the Commonwealth of Puerto Rico as of the Amendment Effective Date;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.     Capitalized terms used in this Amendment and not specifically defined in this Amendment have the meaning ascribed to such terms in the Agreement.

2.     Section 1.1 of the Agreement is amended by replacing the definition of "Territory" in its entirety with the definition below.

"Territory" means the states of the United States of America (except Vermont), the District of Columbia, and the Commonwealth of Puerto Rico.

3.     Sections 2.4(d) and 2.4(e) of the Agreement are hereby deleted in their entirety, and any references to such sections made throughout the Agreement are void and of no further force or effect.

4.     Retailer agrees that it will not market the Program in [*] except upon the prior written approval of GDC and Bank.

5.     Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile.

IN WITNESS WHEREOF, Retailer, Bank and Green Dot have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the Amendment Effective Date.

WALMART INC. (f/k/a WAL-MART STORES, INC.)
WAL-MART STORES ARKANSAS, LLC
WAL-MART STORES EAST, LP
WAL-MART STORES TEXAS, LLC
WAL-MART LOUISIANA, LLC
WAL-MART PUERTO RICO, INC.

By:    /s/ Daniel J. Eckert
Name: Daniel J. Eckert
Title: Senior Vice President
GREEN DOT BANK By: /s/ Mary Dent Name: Mary Dent Title: CEO

GREEN DOT CORPORATION By: /s/ Steven W. Streit Name: Steven W. Streit Title: CEO

*Confidential Treatment Requested